VANGUARD(R) PRIMECAP FUND

Annual Report * August 31, 2001

STOCK

[PHOTO OF SHIP ON OCEAN]

[THE VANGUARD GROUP(R) LOGO]

September 11, 2001

On September 11, as we were preparing this report, a series of attacks on our nation by terrorists claimed thousands of lives.

     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.

     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.

     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.

     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
   Chairman and Chief Executive Officer

--------------------------------------------------------------------------------

CONTENTS

LETTER FROM THE CHAIRMAN                                  1

REPORT FROM THE ADVISER                                   6

FUND PROFILE                                             10

GLOSSARY OF INVESTMENT TERMS                             11

PERFORMANCE SUMMARY                                      12

REPORT ON AFTER-TAX RETURNS                              13

FINANCIAL STATEMENTS                                     14

ADVANTAGES OF VANGUARD.COM                               23

SUMMARY

* Vanguard PRIMECAP Fund returned -13.4% during the eight months ended August 31-- a result that reflected the weakness in many parts of the stock market.

* The fund's return was in line with that of the S&P 500 Index, but was slightly short of the result for multi-cap core funds.

* The fund's fiscal year-end has moved from December 31 to August 31. The shift, which does not affect the fund's objectives or policies, means that this report covers the eight-month period since December 31.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

                                                      [PHOTO OF JOHN J. BRENNAN]
                                                                 JOHN J. BRENNAN

VANGUARD PRIMECAP FUND returned -13.4% during the eight months ended August 31, 2001, as the economic outlook worsened and the stock market's troubles persisted.

     Clearly, the economic and financial landscape was significantly altered by the tragic events of September 11. This reporting period, however, concluded before the terrorist attacks, and our letter therefore reflects the fund's perfor-mance through August.

     As we noted in our semiannual report to you two months ago, the fund's fiscal year-end has moved from December 31 to August 31. As a result, this report covers a shortened fiscal year--the eight months since January 1, 2001. In the future, you will receive a semiannual report covering the six months from September 1 through February, and an annual report covering the 12 months through August.

     The table below presents the returns for the fund, its average peer, and the S&P 500 Index, a measure of large-capitalization U.S. stocks. As you can see, your fund's return over the eight months was in line with that of the S&P 500 Index, but slightly behind that of its average competitor. The fund's total return is based on a decrease in net asset value from $60.38 per share on December 31, 2000, to $51.90 per share on August 31, 2001, and is adjusted for a dividend of $0.02 per share paid from net investment income and a distribution of $0.39 per share paid from net realized capital gains.

--------------------------------------------------
2001 TOTAL RETURNS              DECEMBER 31, 2000,
                           THROUGH AUGUST 31, 2001
--------------------------------------------------
Vanguard PRIMECAP Fund                      -13.4%
Average Multi-Cap Core Fund*                -12.6
S&P 500 Index                               -13.4
--------------------------------------------------
*Derived from data provided by Lipper Inc.

     If you own Vanguard PRIMECAP Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 13.

FINANCIAL MARKETS IN REVIEW

Global economic activity slowed considerably faster than predicted during the 12 months ended August 31. With corporate profits plunging, capital spending declined sharply: From January through June 2001, worldwide industrial production fell an estimated 6%. All of the world's major central banks responded to the economic downturn by lowering interest rates.

     No central bank cut rates faster or further than the U.S. Federal Reserve Board. As shown in the chart on page 2, the Fed reduced its target

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                   PERIODS ENDED AUGUST 31, 2001

                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -24.4%         7.1%        13.3%
Russell 2000 Index (Small-caps)                 -11.6         13.0          8.4
Wilshire 5000 Index (Entire market)             -25.6          7.4         11.8
MSCI EAFE Index (International)                 -24.4          1.4          2.6
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      12.4%         6.8%         8.2%
Lehman 10 Year Municipal Bond Index               9.6          5.8          7.0
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        5.3          5.1          5.2
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              2.7%         2.8%         2.4%
--------------------------------------------------------------------------------

for short-term interest rates from 6.50% to 3.50% over a span of 8 months. U.S. policymakers hoped that the reduced cost of borrowing would prompt a rebound in capital spending by businesses and shore up consumer confidence. However, corporate spending remained low, as numerous companies faced earnings declines and, in many cases, significant overcapacity. An upturn in unemployment to 4.9% of the workforce made consumers more cautious. Even so, consumer spending, which accounts for two-thirds of U.S. economic activity, proved just sufficient to keep the overall economy from shrinking during the fiscal year.

     Although U.S. economic growth continued, it was barely perceptible. According to an estimate from the Commerce Department, the economy expanded at an inflation-adjusted annual rate of 0.3% in the second quarter of 2001. And the trend was downward: This anemic rise in real gross domestic product followed increases of 1.9% in the fourth quarter of 2000 and 1.3% in the first quarter of 2001. As economic output slowed, so did the growth rate of productivity--the value of goods and services that American

--------------------------------------------------------------------------------
FEDERAL RESERVE INTEREST RATE CUTS (12 months ended August 31, 2001)

CHANGES IN TARGET FEDERAL FUNDS RATE
The federal funds rate is the level of interest that banks charge each other for overnight loans made through the Federal Reserve System. By setting a target for that rate, the Fed hopes to influence short-term rates charged by banks.

[CHART APPEARS HERE]
[SCALE 3.0% TO 7.0%]

2000                6.50%
Jan. 3, 2001        6.00
Jan. 31, 2001       5.50
Mar. 20, 2001       5.00
Apr. 18, 2001       4.50
May 15, 2001        4.00
June 27, 2001       3.75
Aug. 21, 2001       3.00
--------------------------------------------------------------------------------
Source: Federal Reserve Board.

workers produce per hour of labor. In the second quarter, productivity improved at an annualized rate of 2.1%. During the five years ended December 31, 2000, the average annual gain was 2.6%.

     Amid the economic downturn, stock prices fell around the world. Bonds, however, delivered terrific results.

     Large-capitalization U.S. stocks, as measured by the Standard & Poor's 500 Index, recorded a total return of -24.4% during the 12 months ended August 31. Small- and mid-cap stocks, as measured by the Wilshire 4500 Completion Index, fared even worse, declining -32.3%.

     There were pockets of strength among stocks, however. Mid- and small-cap value stocks--issues that trade at relatively low prices compared with their book values or earnings--delivered solid gains. The S&P MidCap 400/BARRA Value Index returned 16.9%, while the Russell 2000 Value Index gained 18.0%. In sharp contrast, growth stocks of all sizes recorded double-digit declines. Technology stocks, in particular, continued to suffer--the tech-heavy Nasdaq Composite Index declined -56.6% during the 12 months ended August 31. From its peak in March 2000, the Nasdaq has now fallen about -60%.

     The Lehman Brothers Aggregate Bond Index returned a stellar 12.4% during the period. Falling interest rates boosted prices, particularly at the short end of the maturity spectrum. Yields on 3-month Treasury bills, which closely track Fed policy shifts, fell nearly 300 basis points (3 percentage points). Rates on intermediate- and long-term bonds fell, but by far less.

FISCAL 2001 PERFORMANCE OVERVIEW

During the abbreviated fiscal year--the eight months through August 31--your fund's return was in line with the decline registered by large-cap stocks, but was lower than the average result of its peer funds.

----------------------
THE FUND'S RETURN WAS
IN LINE WITH THE
DECLINE REGISTERED BY
LARGE-CAP STOCKS, BUT
WAS A BIT LOWER THAN
THE AVERAGE RESULT FOR
ITS COMPETITORS.
----------------------

     The story of the PRIMECAP Fund's perfor-mance over the past eight months is, not surprisingly, similar to that of our six-month performance, which we reported to you two months ago. Detracting from performance was the fund's large stake in the still-reeling technology sector. In addition, our results were hurt by our investments in health care stocks, particularly big pharmaceutical companies, which have been hit hard over the past year.

     On the positive side, PRIMECAP's retail stocks held up fairly well, and several telecommunications holdings have registered relatively strong performances. See the Report from the Adviser, which begins on page 6, for more details on the fund's holdings.

Since our last report to you dated June 30, 2001, the PRIMECAP Fund has returned -6.7%, in line with our peers and a bit ahead of the broader market.

     We know that sustaining a loss on an investment is difficult, and we thank you for sticking with the fund--and with Vanguard--through this challenging period in the financial markets.

LONG-TERM PERFORMANCE OVERVIEW

We believe investors are best served by focusing on the long term--in both rewarding and challenging periods. As you can see in the table below, PRIMECAP's performance record over the past ten years is terrific, both on an absolute basis and relative to competing funds and broader market measures. Even with the disappointing stock market results of the past 18 months, the fund's average return over the decade was a remarkable 18.1% a year. This fine performance was the result of a generally favorable market environment and, notably, the skilled investment management of your fund's investment adviser, PRIMECAP Management Company. The success of PRIMECAP Management, which has managed the fund since its inception in 1984, is especially impressive when viewed in terms of the wealth it has helped investors to build. Over the past ten years, a hypothetical $25,000 investment in the PRIMECAP Fund would have grown to more than $132,432--more than a five-fold increase.

--------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED
                                               AUGUST 31, 2001
                                  ----------------------------
                                  AVERAGE       FINAL VALUE OF
                                   ANNUAL            A $25,000
                                   RETURN   INITIAL INVESTMENT
--------------------------------------------------------------
Vanguard PRIMECAP Fund              18.1%             $132,432
Average Multi-Cap Core Fund         11.8                76,453
S&P 500 Index                       13.5                88,387
--------------------------------------------------------------

     Of course, we do not expect the market or your fund to match these stellar performances in the years to come. In fact, it would be unwise for investors to expect any investment to provide such an above-average return over a long period. But while the past truly does not foretell the future, we believe your fund will provide long-term returns that are superior to those of its peers. We base this belief on the skill of our investment adviser and on our low costs, which provide our shareholders with an important advantage year in and year out--and especially over the long run. Our fund's annualized expense ratio (annualized expenses as a percentage of average net assets) is 0.50%, or $5.00 per $1,000 invested, versus the 1.36% ($13.60 per $1,000) charged by the average multi-cap core fund, according to data from Lipper Inc.

IN SUMMARY

The past several years in the financial markets have marked a period of extremes. The spectacular equity returns of the late 1990s have been

4
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followed by generally  dismal results.  But just as we urged investors to assume that the stock market would encounter rough seas from time to time, we are now encouraging investors to understand that market declines always come to an end. Of course, exactly when and why markets change direction is not predictable.

     To avoid being whipsawed by market shifts, we recommend holding a mix of stock funds, bond funds, and money market funds that is right for your goals and your tolerance for risk. Once you have such a plan in place, the best course of action is to stick with it, no matter which way the financial markets are headed.

Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

September 13, 2001

REPORT FROM THE ADVISER

For the eight months ended August 31, 2001, vanguard primecap fund returned -13.4%. This result was identical to the return of the unmanaged S&P 500 Index and behind the -12.6% return of the average multi-cap core fund. Plainly, it was a very disappointing period for the fund.

THE INVESTMENT ENVIRONMENT

The marked change in the investment environment that began in mid-2000 continued in fiscal 2001. Investing in technology stocks proved an especially difficult exercise, as we suggested it would in our letter to you last January. The sector declined -32.7% in the eight months through August 31, bringing its slide for the 12 months ended August 31 to a staggering -62.8%. Health care stocks, which typically are a safe haven during times of economic weakness, fell -13.1% over the past eight months. Energy stocks, which soared in 2000 coincident with the prices of oil and gas, have fallen this year. The "other energy" sector turned in the worst performance in the eight-month period, plummeting -33.7%, as oil and gas prices moderated, supply increased, and inventories began to build.

     Despite an obviously slowing economy, consumers remained remarkably buoyant during the first six months or so of 2001, although their confidence levels fell during the summer and have been badly shaken by the horrifying terrorist attacks that occurred on September 11, after the end of our fiscal year. The attack has significantly curtailed near-term economic activity and consumer and investor expectations.

     Before September 11, automobile sales, which traditionally fall sharply in a weak economy, had stayed at a level well above expectations and historical norms. The relatively strong pace of auto sales, combined with moderating fuel costs, resulted in a 2.5% return for the auto & transportation sector, one of only two groups to post positive returns during the eight months ended August
31. Consumer discretionary stocks, another beneficiary of the generally firm trend in consumer spending, were the third-strongest sector in the market, declining "only" -1.2%. The materials & processing sector, with a 2.7% return, was the best-performing group during the period.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY SELECTING STOCKS WITH PRICES LOWER THAN THE FUNDAMENTAL VALUE OF THE UNDERLYING COMPANIES, BASED ON THE INVESTMENT ADVISER'S ASSESSMENT OF SUCH FACTORS AS THEIR INDUSTRY POSITIONS, GROWTH POTENTIAL, AND EXPECTED PROFITABILITY.
--------------------------------------------------------------------------------

OUR SUCCESSES

In December's report to you, we identified consumer discretionary stocks as the area of greatest increased focus for the fund. On average, 10.4% of the fund's assets were invested in this sector during the past eight months, compared with 6.3% for all of 2000. In retrospect, this increase in our allocation proved timely, given that this sector suffered less than most others. Results from our selections in this group significantly exceeded the performance of the index's holdings (+14.8% versus -1.2%), and it was the PRIMECAP Fund's best-performing group. We noted then that we had added four high-quality retailers (Lowe's, Target, Best Buy, and TJX), along with Eastman Kodak. Each of these stocks turned out to be an excellent performer in fiscal 2001. Best Buy led the pack, surging 99.5%. Lowe's jumped 67.5%. TJX, Eastman Kodak, and Target recorded more moderate gains of 27.0%, 16.7%, and 7.9%, respectively.

     Our December report also outlined our view on the rationalization and consolidation under way in the telecommunications market. We mentioned initiating positions in WorldCom and Sprint. Sprint's 16.2% return led the fund's utilities holdings to a 9.7% gain in the eight-month period, making this our second-best-performing sector. (Utilities within the S&P 500 Index recorded a decline of -8.9%.) We also initiated a major position in UtiliCorp United, an international electric and gas company whose 83%-owned subsidiary, Aquila, is a rapidly growing wholesaler of electricity and natural gas.

OUR SHORTFALLS

The fund's significant commitment to technology hurt our results during the eight months ended August 31. Although returns for our selections outpaced those of the index group (-25.7% versus -32.7%), the sector was a treacherous one, with very few stocks doing well. The speed and magnitude with which business deteriorated for technology companies was unprecedented and, frankly, astonishing.

     After several years of strong performance, our health care stocks took a beating in 2001. The sector has been an area of major emphasis for the fund for years and contributed meaningfully to our positive returns in previous years. However, during the past eight months, the fund's health care stocks recorded a -25.1% return, considerably worse than the sector's -13.1% decline in the S&P 500 Index. Typically, companies in the health care area, particularly pharmaceutical companies, are reasonably immune to weak economies. However, several major pharmaceuticals have lowered their earnings estimates for the year, casting doubt on the earnings outlook for the entire industry. In addition, FDA approval for new products from Novartis and Guidant, two of the fund's largest health care holdings, looks less certain than it did when our fiscal year began. Significant declines among our health care stocks included the fund's largest holding, Pharmacia (-34.6%), as well as Guidant (-33.0%) and Novartis (-18.5%).

THE FUND'S POSITIONING

During the eight months of this shortened fiscal year, the PRIMECAP Fund continued to evolve in line with the changes begun last year and described in December's report to you. As noted earlier, we increased our holdings of consumer discretionary stocks. As of August 31, more than 14% of the fund was committed to this sector, compared with about 9% at the start of this year and 5% at the beginning of 2000. In our judgment, the consumer economy remains considerably healthier than the industrial components of the economy. However, relative valuations are always changing. When we started building positions in the retail group, we viewed the valuations as compelling. The stocks had lagged the market for years. But as our retail holdings have appreciated and the market as a whole has declined, the stocks' valuations on a relative basis are clearly no longer as attractive.

     We also continued to increase the fund's emphasis on energy and utility stocks. Integrated oils and "other energy" stocks accounted for about 7% of PRIMECAP Fund's assets on August 31, up from about 4% at year-end 2000 and about 1% at the start of 2000. Our utilities holdings, which were nil at the beginning of 2000 and only about 1% at the beginning of 2001, increased to a bit more than 3% on August 31. Although energy prices have moderated from the high levels reached earlier in 2001, we expect to see a protracted period of higher energy prices that will provide attractive returns to suppliers. Consequently, we established significant positions in Phillips Petroleum, Amerada Hess, and, as noted earlier, UtiliCorp United.

     In the technology sector, the fund's weighting declined to about 32% of total assets, versus about 37% at year-end 2000 and about 47% when 2000 began. Although we have yet to see an upturn in business for the technology companies we track, valuations for selected companies have reached levels that we believe represent significant value. We have added to some existing positions, such as Nortel Networks, and have recently initiated new positions in a few technology names, such as Rational Software.

OUR POSITION IN AIRLINE STOCKS

Over the years, PRIMECAP Fund has maintained a commitment to airline stocks. Our favorable outlook on the industry was predicated on improving industry fundamentals, low valuations, and slowing capacity growth in terms of available seat miles.

     However, the cataclysmic events of September 11 abruptly changed the dynamics of the airline industry, as well as those of other sectors in the economy. Facing substantially reduced passenger traffic, significantly increased costs, and restrictions on cargo transport, the industry is on the brink of disaster. As vital as the airline industry is to our economy, we feel confident that the government will offer meaningful financial support to preserve a healthy airline industry. However, the immediate risks to the airline industry are extraordinary.

IN SUMMARY

The economy and the financial markets have been buffeted by extreme turbulence this year. We have less conviction than usual in assessing which sectors represent the market's next generation of leadership, which is why the portfolio reflects a more balanced weighting among sectors than it has for many years.

Howard B. Schow                       Theo A. Kolokotrones
Portfolio Manager                     Portfolio Manager
                     Joel P. Fried
                     Portfolio Manager

PRIMECAP Management Company

September 14, 2001

FUND PROFILE                                               AS OF AUGUST 31, 2001
  FOR PRIMECAP FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged index. Key terms are defined on page 11.

--------------------------------------------
PORTFOLIO CHARACTERISTICS

                                         S&P
                            FUND         500
--------------------------------------------
Number of Stocks             119         500
Median Market Cap         $13.0B      $55.7B
Price/Earnings Ratio       23.6x       25.8x
Price/Book Ratio            2.5x        3.6x
Yield                       0.5%        1.4%
Return on Equity           18.9%       24.3%
Earnings Growth Rate       21.2%       15.7%
Foreign Holdings            5.4%        1.5%
Turnover Rate                 7%          --
Expense Ratio             0.50%*          --
Cash Investments            8.6%          --
--------------------------------------------

--------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Pharmacia Corp.                         4.4%
  (pharmaceuticals)
Micron Technology, Inc.                 3.9
  (electronics)
Texas Instruments, Inc.                 3.8
  (electronics)
FedEx Corp.                             3.5
  (air transportation)
Adobe Systems, Inc.                     3.4
  (software)
General Motors Corp. Class H            2.9
  (telecommunications)
Sabre Holdings Corp.                    2.7
  (software)
AMR Corp.                               2.5
  (air transportation)
Microsoft Corp.                         2.4
  (software)
Phillips Petroleum Co.                  2.3
  (oil)
--------------------------------------------
Top Ten                                31.8%
--------------------------------------------

--------------------------------------------
VOLATILITY MEASURES

                                         S&P
                            FUND         500
--------------------------------------------
R-Squared                   0.66        1.00
Beta                        0.97        1.00
--------------------------------------------

--------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                         S&P
                            FUND         500
--------------------------------------------
Auto & Transportation      15.4%        1.9%
Consumer Discretionary     14.5        12.7
Consumer Staples            0.0         7.7
Financial Services          3.9        19.1
Health Care                11.9        13.9
Integrated Oils             3.9         5.5
Other Energy                2.7         2.0
Materials & Processing      3.9         3.0
Producer Durables           7.2         3.0
Technology                 32.1        15.9
Utilities                   3.3         9.0
Other                       1.2         6.3
--------------------------------------------

--------------------------------
INVESTMENT FOCUS

[GRID]

MARKET CAP                 LARGE
STYLE                     GROWTH
--------------------------------

                                                           [PHOTO OF A COMPUTER]
                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

*Annualized.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                        AS OF AUGUST 31, 2001
  FOR PRIMECAP FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

     Note that, except for the final table on the page, average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE August 31, 1991-August 31, 2001

[CHART APPEARS HERE]
[SCALE $10,000 TO $190,000]

QUARTER        PRIMECAP            AVERAGE MULTI-CAP         S&P 500
  ENDED            FUND                    CORE FUND           INDEX
--------------------------------------------------------------------------------
 199108           25000                        25000           25000
 199111           23945                        24560           23908
 199202           27705                        28270           26485
 199205           25977                        26848           26863
 199208           24655                        26120           26981
 199211           27934                        29295           28325
 199302           29550                        29576           29306
 199305           31130                        31296           29983
 199308           32285                        32801           31086
 199311           32764                        33062           31185
 199402           35204                        34992           31749
 199405           34889                        33055           31260
 199408           37541                        33989           32786
 199411           37209                        32914           31512
 199502           39400                        34806           34087
 199505           44066                        37517           37570
 199508           49681                        42646           39818
 199511           51836                        44549           43165
 199602           52523                        46637           45916
 199605           56451                        51343           48254
 199608           53559                        47768           47275
 199611           61160                        53178           55192
 199702           64197                        53521           57928
 199705           71393                        56456           62448
 199708           80607                        62079           66491
 199711           83409                        62925           70929
 199802           90268                        69764           78206
 199805           89614                        71129           81611
 199808           76548                        59018           71874
 199811           95601                        71804           87711
 199902          105007                        81373           93641
 199905          113473                        87034           98770
 199908          124891                        90717          100496
 199911          134769                       104439          106039
 200002          167135                       143436          104624
 200005          163734                       122239          109118
 200008          179931                       146372          116897
 200011          147753                       104804          101565
 200102          139684                        96661           96046
 200105          145089                        94320           97602
 200108          132432                        76453           88387

                              AVERAGE ANNUAL TOTAL RETURNS
                              PERIODS ENDED AUGUST 31, 2001
                      --------------------------------------------   FINAL VALUE
                          ONE            FIVE           TEN         OF A $25,000
                         YEAR           YEARS         YEARS           INVESTMENT
--------------------------------------------------------------------------------
PRIMECAP Fund*        -27.13%          19.85%        18.14%             $132,432
Average Multi-Cap
  Core Fund**         -22.70           11.24         11.83                76,453
S&P 500 Index         -24.39           13.33         13.46                88,387
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) August 31, 1991-August 31, 2001

[BAR CHART APPEARS HERE]
[SCALE -40% TO 80%]

FISCAL             PRIMECAP       S&P 500
  YEAR                 FUND         INDEX
--------------------------------------------------------------------------------
  1992                 -1.4           7.9
  1993                 30.9          15.2
  1994                 16.3           5.5
  1995                 32.3          21.4
  1996                  7.8          18.7
  1997                 50.5          40.6
  1998                 -5.0           8.1
  1999                 63.2          39.8
  2000                 44.1          16.3
  2001                -26.4         -24.4
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS for periods ended June 30, 2001

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal year. Securities and Exchange
Commission rules require that we provide this information.

                                                                             TEN YEARS
                                                    ONE     FIVE  ----------------------------
                              INCEPTION DATE       YEAR    YEARS    CAPITAL    INCOME    TOTAL
----------------------------------------------------------------------------------------------
PRIMECAP Fund                      11/1/1984    -16.63%   20.71%     18.88%     0.79%   19.67%
  Fee-Adjusted Returns*                         -17.46    20.71      18.88      0.79    19.67
----------------------------------------------------------------------------------------------



 *Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.
**Derived from data provided by Lipper Inc.
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                       PERIODS ENDED AUGUST 31, 2001
                                        ONE YEAR*      FIVE YEARS      TEN YEARS
                                        ----------------------------------------
PRIMECAP Fund
  Return Before Taxes                     -27.13%          19.85%         18.14%
  Return After Taxes on Distributions     -28.25           18.25          16.70
  Return After Taxes on Distributions
    and Sale of Fund Shares               -15.63           16.38          15.31
--------------------------------------------------------------------------------
*Reflective of the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years.

FINANCIAL STATEMENTS
  AUGUST 31, 2001

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
PRIMECAP FUND                                          SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (91.4%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (14.1%)
*(1) FedEx Corp.                                   15,896,000      $    669,222
*(1) AMR Corp.                                     14,677,800           469,543
(1)  Delta Air Lines, Inc.                         11,190,800           431,965
     Southwest Airlines Co.                        19,587,375           350,418
     Union Pacific Corp.                            5,800,000           308,966
     General Motors Corp.                           2,632,365           144,122
*(1) Alaska Air Group, Inc.                         2,540,000            82,906
     UAL Corp.                                      2,300,000            75,164
(1)  Airborne, Inc.                                 3,400,000            46,104
     ArvinMeritor, Inc.                             1,800,600            31,871
     United Parcel Service, Inc.                      495,270            27,354
     Fleetwood Enterprises, Inc.                    1,238,100            18,324
                                                                   -------------
                                                                      2,655,959
                                                                   -------------
CONSUMER DISCRETIONARY (13.2%)
*    General Motors Corp. Class H                  29,452,093           549,282
     Eastman Kodak Co.                              7,710,000           344,406
*(1) Robert Half International, Inc.               10,400,000           258,856
     TJX Cos., Inc.                                 5,467,400           191,906
     Lowe's Cos., Inc.                              4,908,600           182,600
*    Best Buy Co., Inc.                             2,685,000           158,361
     Target Corp.                                   3,949,000           136,833
*(1) The Neiman Marcus
       Group, Inc. Class A                          2,455,700            78,116
     News Corp. Ltd. ADR                            2,472,000            68,598
     Carnival Corp.                                 2,155,000            67,408
     The Walt Disney Co.                            2,500,000            63,575
*    Liberty Media Corp.                            4,000,000            60,800
     Manpower Inc.                                  1,829,400            56,382
     Washington Post Co. Class B                       75,000            43,012
(1)  The McClatchy Co. Class A                      1,000,000            43,000
*    Fox Entertainment
       Group, Inc. Class A                          1,500,000            36,780
     RadioShack Corp.                               1,500,000            35,100
*(1) The Neiman Marcus
       Group, Inc. Class B                          1,124,511            34,455
     Dillard's Inc.                                 1,241,500            22,223
*    Abercrombie & Fitch Co.                          700,000            21,238
     NIKE, Inc. Class B                               400,000            20,000
*    AutoZone Inc.                                    200,000             9,240
     Tiffany & Co.                                    262,000             8,161
     Mattel, Inc.                                     250,000             4,497
     The Gap, Inc.                                     90,000             1,768
*    GC Cos.                                          200,000               102
                                                                   -------------
                                                                      2,496,699
                                                                   -------------
FINANCIAL SERVICES (3.6%)
     Torchmark Corp.                                2,600,000           109,824
     Bank One Corp.                                 3,049,300           105,780
     The Chubb Corp.                                1,500,500           101,284
     Wells Fargo Co.                                2,000,000            92,020
     Jefferson-Pilot Corp.                          1,500,000            69,780
     Transatlantic Holdings, Inc.                     843,750            61,889
     Lincoln National Corp.                         1,000,000            49,860
     St. Paul Cos., Inc.                            1,100,000            46,233
     American International
       Group, Inc.                                    463,200            36,222
                                                                   -------------
                                                                        672,892
                                                                   -------------
14

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE^
                                                       SHARES             (000)
--------------------------------------------------------------------------------
HEALTH CARE (10.9%)
     Pharmacia Corp.                               21,054,781      $    833,769
*    Guidant Corp.                                 11,246,264           406,215
     Novartis AG ADR                               11,061,900           403,427
     Medtronic, Inc.                                3,465,000           157,796
*    Boston Scientific Corp.                        5,900,000           112,690
*    Biogen, Inc.                                   1,120,000            67,603
*    Applera Corp.-Celera
       Genomics Group                               1,073,600            28,504
*    Amgen, Inc.                                      442,000            28,421
*    Chiron Corp.                                     445,000            20,746
                                                                   -------------
                                                                      2,059,171
                                                                   -------------
INTEGRATED OILS (3.6%)
     Phillips Petroleum Co.                         7,625,000           438,437
     Amerada Hess Corp.                             3,090,000           240,124
                                                                   -------------
                                                                        678,561
                                                                   -------------
OTHER ENERGY (2.4%)
     Anadarko Petroleum Corp.                       5,000,000           258,750
(1)  Noble Affiliates, Inc.                         3,600,000           121,500
(1)  Pogo Producing Co.                             3,200,000            76,448
*    Aquila, Inc.                                     200,000             5,210
                                                                   -------------
                                                                        461,908
                                                                   -------------
MATERIALS & PROCESSING (3.5%)
     Potash Corp. of
       Saskatchewan, Inc.                           2,600,000           163,358
     Engelhard Corp.                                5,200,000           135,876
     Sigma-Aldrich Corp.                            2,500,000           114,025
(1)  Granite Construction Co.                       3,150,000            76,387
     Temple-Inland Inc.                             1,300,000            75,868
     OM Group, Inc.                                 1,036,400            67,480
(1)  MacDermid, Inc.                                1,701,000            28,084
*    Syngenta AG ADR                                  765,768             8,071
                                                                   -------------
                                                                        669,149
                                                                   -------------
PRODUCER DURABLES (6.6%)
     Caterpillar, Inc.                              5,770,000           288,500
(1)  Millipore Corp.                                2,820,000           178,929
*    Lexmark International, Inc.                    3,000,000           156,150
*(1) Tektronix, Inc.                                6,629,600           129,542
     Deere & Co.                                    2,448,500           105,702
     Pitney Bowes, Inc.                             2,400,000           104,376
*(1) Plantronics, Inc.                              4,824,000            95,998
     Kennametal, Inc.                               1,260,000            49,140
*    Agilent Technologies, Inc.                     1,678,160            44,471
     Donaldson Co., Inc.                            1,080,000            32,238
*    Dionex Corp.                                   1,020,000            30,518
     Pall Corp.                                       750,000            16,770
     Molex, Inc.                                      244,140             7,708
     Molex, Inc. Class A                              244,140             6,426
                                                                   -------------
                                                                      1,246,468
                                                                   -------------
TECHNOLOGY (29.3%)
  COMMUNICATIONS TECHNOLOGY (4.5%)
     Motorola, Inc.                                21,425,550           372,805
     LM Ericsson Telephone Co.
       ADR Class B                                 38,488,888           191,675
     Nortel Networks Corp.                         26,434,600           165,481
*    Tellabs, Inc.                                  6,000,000            79,920
     Symbol Technologies, Inc.                      3,750,000            50,625

  COMPUTER SERVICES SOFTWARE & SYSTEMS (10.7%)
(1)  Adobe Systems, Inc.                           18,960,000           637,246
*(1) Sabre Holdings Corp.                          11,968,611           504,836
*    Microsoft Corp.                                7,910,000           451,265
*(1) Citrix Systems, Inc.                          10,300,000           339,385
*    Rational Software Corp.                        5,995,000            86,088

  COMPUTER TECHNOLOGY (1.7%)
     Hewlett-Packard Co.                           10,400,000           241,384
     Compaq Computer Corp.                          6,500,000            80,275
*    Evans & Sutherland Computer Corp.                466,000             3,751

  ELECTRONICS (1.4%)
     Sony Corp. ADR                                 5,847,400           262,548

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (10.0%)
*    Micron Technology, Inc.                       19,837,000           746,070
     Texas Instruments, Inc.                       21,514,000           712,113
     Intel Corp.                                   12,750,000           356,490
*    Xilinx, Inc.                                   1,000,000            39,040
*    LSI Logic Corp.                                1,400,000            28,350

  ELECTRONICS TECHNOLOGY (0.3%)
*(1) Coherent, Inc.                                 1,800,000            63,720

  SCIENTIFIC EQUIPMENT & SUPPLIES (0.7%)
     Applera Corp.-Applied Biosystems Group         5,119,000           128,026
                                                                   -------------
                                                                      5,541,093
                                                                   -------------
UTILITIES (3.0%)
(1)  UtiliCorp United, Inc.                         6,707,200           215,704
     Sprint Corp.                                   8,848,800           206,531
*    WorldCom Inc.-
       WorldCom Group                              10,847,800           139,503
*    Global Crossing Ltd.                           1,650,000             6,979
*    WorldCom, Inc.-MCI Group                         433,912             5,593
                                                                   -------------
                                                                        574,310
                                                                   -------------

OTHER (1.2%)                                                            218,745
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $13,561,138)                                                 17,274,955
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                         FACE            MARKET
                                                       AMOUNT            VALUE^
PRIMECAP FUND                                           (000)             (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  3.67%, 9/4/2001                                  $1,658,438       $ 1,658,438
  3.69%, 9/4/2001--Note G                               3,430             3,430
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $1,661,868)                                                   1,661,868
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (COST $15,223,006)                                                 18,936,823
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     37,569
Liabilities--Note G                                                     (79,955)
                                                                   -------------
                                                                        (42,386)
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 364,042,397 outstanding
  $.001 par value shares of beneficial
  interest (unlimited authorization)                                $18,894,437
================================================================================

NET ASSET VALUE PER SHARE                                                $51.90
================================================================================
^See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $4,581,946,000.
ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
                                                       AMOUNT               PER
                                                        (000)             SHARE
--------------------------------------------------------------------------------
AT AUGUST 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                           $14,704,404            $40.39
Undistributed Net
  Investment Income--Note E                            57,798               .16
Accumulated Net
  Realized Gains--Note E                              418,418              1.15
Unrealized Appreciation--
  Note F                                            3,713,817             10.20
--------------------------------------------------------------------------------
NET ASSETS                                        $18,894,437            $51.90
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the two most recent reporting periods, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
PRIMECAP FUND

                                                    JAN. 1 TO         YEAR ENDED
                                                AUG. 31, 2001      DEC. 31, 2000
                                                        (000)              (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                         $ 89,181         $ 114,545
  Interest                                             54,431           163,822
  Security Lending                                        524             3,498
--------------------------------------------------------------------------------
    Total Income                                      144,136           281,865
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                     24,289            39,304
  The Vanguard Group--Note C
    Management and Administrative                      40,641            64,991
    Marketing and Distribution                          1,836             2,251
  Custodian Fees                                           17                26
  Auditing Fees                                            12                17
  Shareholders' Reports                                   444               393
  Trustees' Fees and Expenses                              25                28
--------------------------------------------------------------------------------
    Total Expenses                                     67,264           107,010
    Expenses Paid Indirectly--Note D                   (1,254)           (1,608)
--------------------------------------------------------------------------------
    Net Expenses                                       66,010           105,402
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                  78,126           176,463
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
  SECURITIES SOLD*                                    446,817         1,262,961
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                         (3,468,377)         (817,005)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $(2,943,434)        $ 622,419
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies were $9,161,000 and $85,741,000, respectively, for 2001.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                             PRIMECAP FUND
                                                        YEAR ENDED DECEMBER 31,
                                           JAN. 1 TO  --------------------------
                                       AUG. 31, 2001          2000         1999
                                               (000)         (000)        (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                     $ 78,126     $ 176,463     $ 68,663
  Realized Net Gain (Loss)                   446,817     1,262,961    1,384,850
  Change in Unrealized Appreciation
    (Depreciation)                        (3,468,377)     (817,005)   3,525,163
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations           (2,943,434)      622,419    4,978,676
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                       (7,122)     (166,715)     (72,408)
  Realized Capital Gain                     (138,858)   (1,350,981)  (1,230,786)
--------------------------------------------------------------------------------
    Total Distributions                     (145,980)   (1,517,696)  (1,303,194)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                   2,224,102     6,063,577    3,367,477
  Issued in Lieu of Cash Distributions       142,896     1,484,196    1,274,413
  Redeemed*                               (2,145,258)   (2,802,249)  (1,615,394)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from
      Capital Share Transactions             221,740     4,745,524    3,026,496
--------------------------------------------------------------------------------
  Total Increase (Decrease)               (2,867,674)    3,850,247    6,701,978
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                     21,762,111    17,911,864   11,209,886
--------------------------------------------------------------------------------
  End of Period                          $18,894,437   $21,762,111  $17,911,864
================================================================================

1Shares Issued (Redeemed)
  Issued                                      39,306        89,135       61,046
  Issued in Lieu of Cash Distributions         2,660        23,985       21,809
  Redeemed                                   (38,352)      (41,264)     (29,493)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                       3,614        71,856       53,362
================================================================================
*Net of redemption fees of $120,000 for 2001.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------
                                                     VANGUARD PRIMECAP FUND
                                                     YEAR ENDED DECEMBER 31,
               JAN. 1, 2001 TO ----------------------------------------------------------------
               AUGUST 31, 2001         2000         1999         1998       1997          1996
-----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD    $60.38       $62.07       $47.66       $39.56       $30.08      $26.23
-----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income     .21          .52          .26          .34          .21         .19
 Net Realized and
   Unrealized Gain
   (Loss) on Investments (8.28)        2.33        19.07         9.63        10.77        4.59
-----------------------------------------------------------------------------------------------
   Total from Investment
     Operations          (8.07)        2.85        19.33         9.97        10.98        4.78
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
   Investment Income      (.02)        (.49)        (.27)        (.35)        (.20)       (.20)
 Distributions from
   Realized Capital       (.39)       (4.05)       (4.65)       (1.52)       (1.30)       (.73)
   Gains
-----------------------------------------------------------------------------------------------
   Total Distributions    (.41)       (4.54)       (4.92)       (1.87)       (1.50)       (.93)
-----------------------------------------------------------------------------------------------
NET ASSET VALUE, END
  OF PERIOD             $51.90       $60.38       $62.07       $47.66       $39.56      $30.08
===============================================================================================

TOTAL RETURN*          -13.39%        4.47%       41.34%       25.44%       39.79%      18.31%
===============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
    Period (Millions)  $18,894      $21,762      $17,912      $11,210       $8,186      $4,204
  Ratio of Total
    Expenses to Average
    Net Assets         0.50%**        0.48%        0.51%        0.51%        0.51%       0.59%
  Ratio of Net Investment
    Income to Average
    Net Assets         0.58%**        0.80%        0.50%        0.78%        0.69%       0.69%
  Turnover Rate             7%          11%          19%          13%          13%         10%
===============================================================================================

 *Total returns do not reflect the 1% fee assessed on redemptions of shares purchased on or after April 23, 2001, and held for less than five years. **Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Effective in 2001, the fund's fiscal year-end changed from December 31 to August 31.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial statement purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the period ended August 31, 2001, the investment advisory fee represented an effective annual rate of 0.18% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2001, the fund had contributed capital of $3,702,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.7% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended

August 31, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $1,245,000 and $9,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the period ended August 31, 2001, the fund purchased $1,973,575,000 of investment securities and sold $1,218,305,000 of investment securities, other than temporary cash investments.

     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $5,171,000 from undistributed net investment income, and $28,590,000 from accumulated net realized gains, to paid-in capital.

F. At August 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $3,713,817,000, consisting of unrealized gains of $5,051,437,000 on securities that had risen in value since their purchase and $1,337,620,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at August 31, 2001, was $3,279,000, for which the fund held cash collateral of $3,430,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the "Fund") at August 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 9, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD PRIMECAP FUND

This information for the fiscal period ended August 31, 2001, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $156,586,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 52.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using Vanguard.com. On our website, you can:

*    Choose to receive all fund reports, as well as prospectuses, online.

* Request a courtesy e-mail to notify you when a new fund report or prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES

You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.

     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE

Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds (California, Florida, Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

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FUND INFORMATION
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1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q590 102001